[PIONEER LOGO]

Pioneer
Tax-Free
Income Fund

----------------------
ANNUAL REPORT 12/31/97
----------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                 1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          6

Schedule of Investments                                                  9

Financial Statements                                                    20

Notes to Financial Statements                                           26

Report of Independent Public Accountants                                30

Trustees, Officers and Service Providers                                31

Programs and Services for Pioneer Shareowners                           32

Retirement Programs from Pioneer                                        34

The Pioneer Family of Mutual Funds                                      36

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to present this report for Pioneer America Income Trust, covering its fiscal year ended December 31, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Since October, investors have shown increasing demand for U.S. bonds, as the world's stock markets have been exceptionally volatile. Asian markets plunged in the face of severe instability in currencies and economic growth. Here in the United States, the Dow Jones Industrial Average experienced - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Although it recovered, its pace has since been unsteady. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

After consecutive quarters of robust growth in stocks, this fast-paced change forced individuals and institutions to rethink their investment strategy. Money has poured into the bond market, driving prices up and yields down - to record levels in the case of the 30-year U.S. Treasury bond. Many investors have moved away from stocks and into high-quality U.S. fixed-income securities - like those held by your Fund - to shelter their portfolio. We have always believed it is important to allocate assets among both stocks and bonds, and recent market conditions demonstrate this importance.

I encourage you to read on to learn more about your Fund. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer Tax-Free Income Fund.

Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/97
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was a pie chart in the printed materials.]

AAA                           50.5%
AA                            24.8%
A                             24.6%
Short-Term Cash Equivalents    0.1%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[The following table was a pie chart in the printed materials.]

0-2 Years       1%
2-5 Years      27%
5-7 Years      13%
7-10 Years     31%
10-20 Years    22%
20+ Years       6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

1.  Illinois Metropolitan Pier & Exposition Authority
    State Tax Revenue, 8.5%, 2006                                          2.77%
2.  South Carolina Public Service Authority Revenue, 6.625%,
    Prerefunded, 2002                                                      2.69
3.  Wyoming Community Development Authority Revenue,
    Series B, 7.05%, 2033                                                  2.50
4.  Texas State Turnpike Authority, 5.25%, 2023                            2.11
5.  Hastings Electric System Revenue, 6.3%, 2019                           1.93
6.  Will County, Illinois Environmental Revenue Bond, 6.4%, 2026           1.88
7.  Douglas County Hospital Authority Revenue, Immanuel
    Medical Center, 7.0%, 2021                                             1.61
8.  Martin County Pollution Control Authority Revenue, 5.65%, 2023         1.53
9.  Walled Lake School District General Obligation,
    Series I, 5.5%, 2022                                                   1.42
10. Hillsborough County Industrial Development Authority, 8.0%, 2022       1.40

Fund holdings will vary for other periods.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

  Net Asset Value
  per Share                    12/31/97      12/31/96
                               $12.17        $11.96

  Distributions per Share      Income        Short-Term        Long-Term
  (12/31/96 - 12/31/97)        Dividends     Capital Gains     Capital Gains
                                $0.587         $0.031           $0.209

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 invest ment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000
                            Pioneer Tax-Free           Lehman Brothers
                            Income Fund*               Municipal Bond
                                                         Index
--------------------------------------------------------------------------------

12/31/87                      9,550                    10,000
                             10,724                    11,016
12/31/89                     11,809                    12,205
                             12,683                    13,094
12/31/91                     14,267                    14,684
                             15,513                    15,979
12/31/93                     17,527                    17,942
                             16,409                    17,014
12/31/95                     19,171                    19,984
                             19,856                    20,869
12/31/97                     21,631                    22,787

-----------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

               Net Asset  Public Offering
Period           Value       Price*

10 Years         8.52%       8.02%
5 Years          6.88        5.89
1 Year           8.94        4.07
-----------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approxi mately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

  Net Asset Value
  per Share                    12/31/97      12/31/96
                               $12.09        $11.88

  Distributions per Share      Income        Short-Term        Long-Term
  (12/31/96 - 12/31/97)        Dividends     Capital Gains     Capital Gains
                                $0.494       $0.031            $0.209

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000
                            Pioneer Tax-Free           Lehman Brothers
                            Income Fund*               Municipal Bond
                                                         Index
--------------------------------------------------------------------------------

4/30/95                     10,000                     10,000
6/30/95                     10,155                     10,229
                            10,363                     10,523
12/31/95                    10,794                     10,957
                            10,580                     10,825
6/30/96                     10,616                     10,908
                            10,858                     11,158
12/31/96                    11,080                     11,443
                            10,994                     11,415
6/30/97                     11,368                     11,809
                            11,682                     12,164
12/31/97                    11,685                     12,494

-----------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                If         If
Period          Held     Redeemed*
Life-of-Fund    6.99%      5.98%
(4/28/95)
1 Year          8.16       4.16
-----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes rein vestment of distributions. The maximum CDSC of 4% declines over six years.

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approxi mately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

  Net Asset Value
  per Share                    12/31/97      12/31/96
                               $12.11        $11.88

  Distributions per Share      Income        Short-Term        Long-Term
  (12/31/96 - 12/31/97)        Dividends     Capital Gains     Capital Gains
                               $0.493         $0.031            $0.209

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000
                            Pioneer Tax-Free           Lehman Brothers
                            Income Fund*               Municipal Bond
                                                         Index
--------------------------------------------------------------------------------

1/31/96                     10,000                     10,000
                             9,916                      9,932
3/31/96                      9,766                      9,806
                             9,697                      9,778
                             9,694                      9,774
6/30/96                      9,791                      9,881
                             9,871                      9,970
                             9,859                      9,968
9/30/96                     10,006                     10,107
                            10,111                     10,221
                            10,284                     10,408
12/31/96                    10,219                     10,365
                            10,213                     10,384
                            10,301                     10,480
3/31/97                     10,148                     10,340
                            10,229                     10,426
                            10,389                     10,583
6/30/97                     10,493                     10,696
                            10,792                     10,992
                            10,660                     10,889
9/30/97                     10,792                     11,018
                            10,854                     11,089
                            10,908                     11,155
12/31/97                    11,070                     11,317

-----------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                If         If
Period          Held     Redeemed*
Life-of-Fund    5.44%     5.44%
 (1/31/96)
 1 Year         8.32      8.32
-----------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97
--------------------------------------------------------------------------------

Pioneer Tax-Free Income Fund's 22nd fiscal year came to a close on December 31, 1997. We saw a variety of conditions in 1997: rising interest rates early in the year were followed by declining rates. Late in the year, trouble overseas sparked a tremendous rally in U.S. government bonds, and this positive momentum spilled over into municipal bond markets. When all was said and done, the Fund posted a solid return, from both price appreciation and steady income.

For this report, we offer a discussion with Mark L. Winter, portfolio manager of Pioneer Tax-Free Income Fund. He leads the investment team responsible for handling day-to-day management of your portfolio, and has been managing the Fund for 11 years.

  Q: How did the Fund perform over the past 12 months?

  A: Municipal bond prices were strong for much of the year. As measured by the Lehman Brothers Municipal Bond Index, munis returned 9.19% for the year, slightly above the 9.11% average total return generated by general municipal debt funds followed by Lipper Analytical Services. (Lipper is an independent company that tracks fund performance.)

     Your Fund's performance closely followed, with an 8.94% total return for Class A Shares at net asset value. Importantly, at year-end your Fund offered a tax-free 30-day yield of 3.94%. This was quite an attractive rate
     - equal to a taxable yield of 6.52% for investors in the maximum 39.6% tax bracket. We are pleased to report these competitive returns, especially since they were achieved without sacrificing quality or taking on more than a moderate degree of risk.

  Q: What fundamental factors shaped the U.S. bond market this year?

  A: Early in the year, all eyes were fixed on the economy. We experienced substantial economic growth powered by low unemployment and producers operating near full capacity - the traditional harbingers of inflation. The Federal Reserve, after months of "hands-off" policing of the economy, increased the federal funds rate by 0.25 percentage points to 5.50% on March 25. Bond prices fell both before and after the much anticipated Fed move.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Although temporarily affected by the Fed's hike, municipal bonds benefited from several positive trends throughout 1997. Moderate demand for munis was matched with moderate supply, and with few new issues coming into the market, prices held fairly steady. Fears of a "flat tax" evaporated, restoring confidence in municipal bonds. Most importantly, both taxable and tax-free bond prices prospered as the economy resumed its "Goldilocks" condition - economic growth at a pace that was "not too hot, not too cold." Inflationary pressures cooled, and interest rates descended. These prime conditions gave bond prices a boost and made a vital contribution to year-end performance.

  Q: How did global troubles affect U.S. bonds?

  A: In the fourth quarter, financial markets fell apart in Pacific Rim countries such as South Korea and Indonesia. The effects reached the United States, where stocks experienced - in the span of two October days - both their largest point loss and gain. However, the effects were positive for fixed-income investments, including municipal bonds, as increased volatility in stock prices caused many investors to allocate more assets to bonds. A "flight to quality" resulted from the demand for historically "safer" investments, especially high-quality fixed-income securities. This mindset spilled over into the U.S. municipal bond market, and helped drive up prices of securities like those in your Fund.

  Q: With all these changes in 1997, how did you position the Fund?

  A: We kept the portfolio well diversified; it now has 170 holdings spread over 37 states. We also focused on high-quality issues. At year-end, AAA-rated securities accounted for 51% of the portfolio, compared to 50% in December 1996. (Ratings are assigned by Standard & Poor's or Moody's Investor Services; AAA is the highest quality rating these agencies apply to debt issuers.) The average quality of Fund holdings remained a steady AA, as we expect it will for the foreseeable future.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97                             (continued)
--------------------------------------------------------------------------------

     We adjusted the maturity of Fund holdings to accommodate the changing interest rate environment. We increased the portfolio's average effective maturity in March to capture opportunities for appreciation created by falling interest rates. But by year-end, the portfolio's mix of long and short maturities provided an effective average maturity of 8.7 years, down from 12.6 years at the end of 1996. With interest rates now at historic lows, this more conservative risk profile should offer a level of protection if interest rates reverse direction and climb higher.

     Our dedication to quality showed in our focus on insured bonds, now 43% of the portfolio. These securities give the Fund an extra modicum of price stability because third-party insurers guarantee that interest and principal payments will be made on time and in full, even if the issuer of the debt is unable to pay. Of course this guarantee applies to individual securities, not to the price or yield of Fund shares.

  Q: What's ahead for the Fund?

  A: We're still optimistic about bonds. For one, demand is helping push prices higher. As more and more baby boomers approach retirement, we're likely to see them shift a larger percentage of assets into the historically lower-risk categories of fixed-income and tax-free investments. And even after the Taxpayer Relief Act of 1997, we think investors will want to protect income and investments from taxes.

     Clearly, the effects of the Asian crisis are far reaching. We now wait to see how deep these problems run. They have certainly put a hold on any further interest rate intervention by the Fed, which we expect to continue its "wait and see attitude." The U.S. economy continues to move forward at a steady pace, even with Asia's problems in the background. Inflation still appears to be contained. All of these factors are prime ingredients for continued low interest rates. In fact, we could see bond prices move even higher if rates continue to drop. But no matter which direction interest rates take, we will continue to focus on quality to help carry your Fund forward and help provide a solid total return while generating current income exempt from federal taxes.

  Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS 12/31/97
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            TAX-EXEMPT OBLIGATIONS - 99.9%
                            Alaska - 0.6%
$ 2,330,000    AAA/Aaa      Alaska Muni Bond Bank, 7.0%, 2005                $   2,715,056
                                                                             -------------
                            Arizona - 2.1%
  1,500,000    AAA/Aaa      Kyrene School District, 6.0%, 2014               $   1,609,440
  1,000,000    AAA/Aaa      Maricopa County School District, 7.0%, 2007          1,191,200
  1,000,000    AAA/Aaa      Maricopa County School District, 7.0%, 2008          1,178,710
  2,200,000    AAA/Aaa      Tempe School District, 7.0%, 2008                    2,672,714
  1,900,000    A+/A1        Tucson Water Revenue, 6.5%, 2016                     2,056,883
                                                                             -------------
                                                                             $   8,708,947
                                                                             -------------
                            Colorado - 3.8%
    500,000    AA/Aa        Colorado Housing Finance Authority,
                              Series A-3, 7.0%, 2016                         $     561,130
    895,000    AA/Aa        Colorado Housing Finance Authority,
                              Series C-2, 7.45%, 2017 +                          1,017,740
  3,490,000    NR/Aa        Colorado Housing Finance Authority,
                              Series A-1, 7.4%, 2027                             3,944,049
  1,500,000    NR/Aa        Colorado Housing Finance Authority,
                              Series B-2, 7.45%, 2027                            1,720,425
  2,250,000    AAA/Aaa      Colorado Public Highway Revenue, 5.0%, 2021          2,200,972
    500,000    AAA/Aaa      Colorado Housing Finance Authority,
                              Series C-1, 7.55%, 2027                              566,530
  1,450,000    AA/Aa        Denver Colorado City and County, 5.5%, 2025          1,495,414
  3,575,000    AAA/Aaa      Douglas County School District Region 1,
                             7.0%, 2013                                          4,430,998
                                                                             -------------
                                                                             $  15,937,258
                                                                             -------------
                            Delaware - 0.4%
  1,635,000    NR/A1        State of Delaware Housing Authority
                              Revenue, 6.45%,  2013 +                        $   1,741,618
                                                                             -------------
                            Florida - 3.9%
  3,000,000    AAA/Aaa      Dade County Water & Sewer Revenue,
                              5.25%, 2026                                    $   3,002,340
  5,000,000    AA/Aa3       Hillsborough County Industrial Development
                              Authority, 8.0%, 2022                              5,813,900
  4,000,000    AA+/NR       Jacksonville Health Facilities Authority
                              Hospital Revenue, 6.75%, 2013                      4,388,120
    785,000    AAA/Aaa      Manatee County Housing Revenue, 7.2%, 2028             888,008
  2,015,000    AAA/NR       Pace Property Financial Authority, Hospital
                              Revenue, 5.375%, 2020                              2,043,633
                                                                             -------------
                                                                             $  16,136,001
                                                                             -------------


  The accompanying notes are an integral part of these financial statements.  9

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Georgia - 0.8%
$ 2,150,000    AAA/Aaa      Appling County Development Authority
                              Revenue, 7.15%, 2021                           $   2,424,490
  1,000,000    AAA/Aaa      Richmond Water & Sewer Authority Revenue,
                              5.25%, 2022                                        1,000,730
                                                                             -------------
                                                                             $   3,425,220
                                                                             -------------
                            Illinois - 10.2%
  5,000,000    AAA/Aaa      Chicago Board of Education, 5.75%, 2027          $   5,291,900
  3,700,000    AA-/Aa3      Chicago Gas Supply Revenue, 8.1%, 2020               4,068,705
  2,250,000    NR/A2        Illinois Development Finance Authority,
                              6.75%, 2016                                        2,450,250
  1,145,000    A+/A1        Illinois Housing Development Authority
                              Revenue Multi-Family Housing,
                              7.0%, Prerefunded,  2023*                          1,379,118
  9,000,000    A+/A         Illinois Metropolitan Pier & Exposition
                              Authority State Tax Revenue, 8.5%, 2006           11,464,650
  4,015,000    A+/A         Illinois Metropolitan Pier & Exposition
                              Authority State Tax Revenue, 6.5%, 2027,
                              Prerefunded, 2003*                                 4,514,506
  5,000,000    AAA/Aaa      Illinois State General Obligation, 5.75%, 2021       5,270,450
  7,185,000    AA/Aa2       Will County, Illinois Environmental Revenue
                              Bond, 6.4%, 2026                                   7,795,222
                                                                             -------------
                                                                             $  42,234,801
                                                                             -------------
                            Indiana - 4.2%
  1,000,000    AAA/Aaa      Goshen School Building Corp., 5.6%, 2016         $   1,044,580
    750,000    A/NR         Indiana Bond Bank State Revolving Fund,
                              6.75%, 2017                                          851,505
  3,500,000    AA3/Aa       Indiana Health Facilities Authority, 5.5%,
                              2016                                               3,575,740
  1,000,000    NR/Aaa       Indiana State Housing Finance Authority, Single
                              Family Mortgage Revenue, 5.95%, 2013               1,044,430
  1,890,000    A+/A1        Indiana State Office Building Commission
                              Correctional Facilities Revenue, 6.4%, 2011        2,049,308
  1,400,000    A+/NR        Indianapolis Local Public Improvement Board
                              Revenue, 6.75%, 2014                               1,678,880
  1,000,000    A+/A         Lawrence Township Metropolitan School District
                              Revenue, 6.75%, 2013                               1,184,900
  3,200,000    AA-/AA2      Petersburg Indiana Pollution and Control
                              Revenue, 5.4%, 2017                                3,305,824
  2,740,000    AAA/NR       Sarah Scott Middle School Revenue, 5.75%, 2019       2,898,345
                                                                             -------------
                                                                             $  17,633,512
                                                                             -------------


10   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Iowa - 0.3%
$ 1,000,000    NR/A         Iowa Finance Authority Revenue Bond,
                              Correctional Facility Program, 5.55%, 2010     $   1,060,460
                                                                             -------------
                            Kentucky - 0.9%
  1,095,000    AAA/Aaa      Kenton County Water District #1, 5.8%, 2015      $   1,176,610
  2,010,000    AAA/Aaa      Kenton County Water District #1, 5.875%, 2019        2,157,976
    495,000    AA-/A        University of Kentucky Community College
                              Building Revenue, Series I, 6.4%, 2011               536,818
                                                                             -------------
                                                                             $   3,871,404
                                                                             -------------
                            Louisiana - 0.8%
  3,000,000    AAA/Aaa      New Orleans Home Mortgage Authority, 6.25%,
                              Prerefunded,  2011*                            $   3,371,340
                                                                             -------------
                            Massachusetts - 7.7%
  1,415,000    A-/A1        Massachusetts Bay Transportation Authority
                              Revenue, Series B, 5.875%, 2014                $   1,513,710
  4,000,000    A+/A1        Massachusetts Bay Transportation Authority
                              Revenue, Series B, 5.875%, 2019                    4,218,280
  5,000,000    A+/A1        Massachusetts Health & Educational Facilities
                              Authority Revenue, Boston College, Series K,
                              5.25%, 2023                                        4,923,900
  1,205,000    AAA/Aaa      Massachusetts Housing Finance Agency,
                              5.95%, 2018                                        1,262,491
  3,000,000    AAA/Aaa      Massachusetts State General Obligation,
                              6.5%, 2007                                         3,409,800
    250,000    AAA/NR       Massachusetts State Health &Educational
                              Facilities Revenue, 5.0%, 2017                       248,182
    250,000    AAA/NR       Massachusetts State Health &Educational
                              Facilities Revenue, 5.0%, 2018                       247,432
  4,390,000    A+/A1        Massachusetts State Turnpike Authority
                              Revenue, Series A, 5.0%, 2020                      4,442,768
  2,000,000    A/A          Massachusetts Water Resources Revenue,
                              6.25%, 2010                                        2,169,880
  2,000,000    AAA/Aaa      South Essex Massachusetts Sewer District,
                              Series B, 5.25%, 2018                              2,012,740
  1,000,000    AAA/Aaa      South Essex Massachusetts Sewer District,
                              Series B, 6.75%, 2013                              1,151,660
  1,325,000    AAA/Aaa      Worcester General Obligation,
                              Series A, 6.15%, 2009                              1,469,186
  1,440,000    AAA/Aaa      Worcester General Obligation, 6.2%, 2010             1,593,058



 The accompanying notes are an integral part of these financial statements.  11

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Massachusetts - (continued)
$1,460,000     AAA/Aaa      Worcester General Obligation,
                              Series A, 6.25%, 2011                          $   1,619,666
 1,450,000     AAA/Aaa      Worcester General Obligation,
                              Series A, 6.3%, 2012                               1,613,024
                                                                             -------------
                                                                             $  31,895,777
                                                                             -------------
                            Michigan - 2.9%
 1,455,000     AAA/Aaa      Grand Rapids Community, 5.375%, 2016             $   1,489,425
 2,175,000     AAA/Aaa      Holly Michigan Area School District,
                              5.625%, 2015                                       2,276,268
   750,000     AAA/Aaa      Rockford Public Schools General Obligation,
                              5.25%, 2022                                          750,495
 5,715,000     AA/Aa        Walled Lake School District General
                              Obligation, Series I, 5.5%, 2022                   5,869,819
 1,500,000     AAA/Aaa      Wayne County Building Authority Capital
                              Improvement, 5.25%, 2016                           1,519,395
                                                                             -------------
                                                                             $  11,905,402
                                                                             -------------
                            Minnesota - 1.9%
    750,000    NR/A1        Minnesota State Higher Education Facilities
                              Authority Revenue, 5.625%, 2016                $     774,772
  1,895,000    AA+/Aa       Minnesota State Housing Finance Agency,
                              Series H, 6.55%, 2011                              2,026,911
    990,000    AA/A1        Minnesota State Housing Finance Agency,
                              Series A, 6.9%, 2012                               1,055,875
  1,000,000    AA/Aa3       Minnesota University, Series A, 5.0%, 2010           1,104,390
  2,750,000    AAA/Aaa      Spring Lake Park Independent School District
                              #16 General Obligation, 5.25%, 2017                2,769,113
                                                                             -------------
                                                                             $   7,731,061
                                                                             -------------
                            Missouri - 2.9%
  1,000,000    AAA/Aaa      Carthage Waterworks & Wastewater Treatment
                              System Revenue, 6.5%, 2016                     $   1,111,960
  1,010,000    NR/AA        Lexington School District Revenue, 5.55%, 2017       1,050,370
  2,100,000    AAA/Aaa      Missouri Environmental Improvement and
                              Energy Resources Authority, 6.05%, 2016            2,275,959
  2,500,000    AAA/Aaa      Poplar Bluff School District, 5.8%, 2011             2,662,625
  5,000,000    AAA/Aaa      Sikeston, Missouri Electric Revenue, 5.0%, 2022      4,903,050
                                                                             -------------
                                                                             $  12,003,964
                                                                             -------------


12   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Montana - 3.5%
 $3,250,000    AAA/Aaa      Forsyth Pollution Control Revenue, Puget Sound
                              Power & Light Project, 7.05%, 2021             $   3,565,347
  3,000,000    AAA/Aaa      Forsyth Pollution Control Revenue, Puget Sound
                              Water Power Project, 6.8%, 2022                    3,285,060
  1,495,000    AAA/Aaa      Forsyth Pollution Control Revenue, Washington
                              Water Power Project, 7.125%, 2013                  1,597,961
  3,250,000    AAA/Aaa      Montana State Board of Investments Workers
                              Compensation Program, 6.875%, 2020                 3,720,210
  2,200,000    AAA/Aaa      University of Montana Revenue, Series C,
                              5.375%, 2021                                       2,225,388
                                                                             -------------
                                                                             $  14,393,966
                                                                             -------------
                            Nebraska - 8.4%
  2,350,000    AAA/NR       Douglas County Hospital Authority Revenue,
                              5.10%, 2011                                    $   2,391,853
  3,675,000    AAA/NR       Douglas County Hospital Authority Revenue,
                              5.125%, 2017                                       3,632,113
  6,000,000    AAA/Aaa      Douglas County Hospital Authority Revenue,
                              Immanuel Medical Center, 7.0%, 2021                6,681,000
  5,000,000    NR/A         Grand Island Sanitation Sewer Revenue,
                              6.0%, 2014                                         5,307,050
  7,500,000    A/A          Hastings Electric System Revenue, 6.3%, 2019         8,016,300
  1,325,000    AAA/Aaa      Municipal Energy Agency of Nebraska Revenue,
                              6.0%, 2008                                         1,423,872
  1,500,000    AAA/Aaa      Municipal Energy Agency of Nebraska Revenue,
                              6.0%, 2017                                         1,605,435
  1,690,000    A+/A1        Nebraska Public Power District Revenue,
                              6.125%, 2015                                       1,808,925
    750,000    A+/A1        Nebraska Public Power District Revenue,
                              5.75%, 2020                                          771,735
  1,850,000    A+/A1        Nebraska Public Power District Revenue,
                              6.25%, 2022                                        1,971,601
  1,460,000    AA/Aa1       Omaha Tax Allocation, 5.25%, 2017                    1,470,176
                                                                             -------------
                                                                             $  35,080,060
                                                                             -------------
                            New Jersey - 0.3%
  1,000,000    AA/A1        Rutgers State University Revenue, 6.4%, 2009     $   1,089,640
                                                                             -------------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            New Mexico - 1.9%
$2,600,000     AA/Aa        Bernalillo County Gross Receipts Tax
                              Revenue, 5.75%, 2021                           $   2,699,996
 1,815,000     AA/Aa        New Mexico Mortgage Finance Authority,
                              6.85%, 2012 +                                      1,929,490
 2,000,000     AAA/Aaa      Santa Fe Gross Receipts, 5.75%, 2021                 2,103,800
 1,200,000     AAA/Aaa      University of New Mexico Revenue,
                              6.55%, 2025                                        1,348,500
                                                                             -------------
                                                                             $   8,081,786
                                                                             -------------
                            New York - 0.4%
 1,500,000     AAA/Aaa      New York State Dormatory Authority,
                              5.25%, 2022                                    $   1,501,290
                                                                             -------------
                            North Carolina - 3.1%
  1,250,000    AA/Aa1       Charlotte Law Enforcement Project,
                              6.1%, 2015                                     $   1,338,600
    970,000    AA/Aa        Charlotte-Mecklenburg Hospital Authority
                              Revenue, 6.25%, 2020                               1,046,630
  1,250,000    AAA/Aaa      Cumberland County Civic Center Project,
                              Series A, 6.4%, 2024                               1,390,750
  1,000,000    AAA/Aaa      Franklin County Certificate Participation,
                              6.625%, 2014                                       1,116,230
  6,250,000    A/A2         Martin County Pollution Control Authority
                              Revenue, 5.65%, 2023                               6,334,813
  1,320,000    A/NR         North Carolina Hospital, 6.25%,
                              Prerefunded, 2002*                                 1,445,136
                                                                             -------------
                                                                             $  12,672,159
                                                                             -------------
                            North Dakota - 0.7%
  1,705,000    NR/Aa3       North Dakota State Housing Finance
                              Agency Revenue, 6.0%, 2018                     $   1,754,036
  1,000,000    AAA/Aaa      State Water Community Revenue, 5.75%, 2027           1,052,310
                                                                             -------------
                                                                             $   2,806,346
                                                                             -------------
                            Ohio - 1.0%
  1,050,000    AAA/Aaa      Bedford, Ohio County School District,
                              6.25%, 2013                                    $   1,152,543
  2,500,000    AAA/Aaa      Cleveland Stadium Revenue, 5.25%, 2027               2,502,025
    500,000    A+/A1        Ohio State Building Authority Revenue,
                              6.0%, 2008                                           565,380
                                                                             -------------
                                                                             $   4,219,948
                                                                             -------------


14   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Oklahoma - 3.4%
$2,520,000     AAA/Aaa      Grand River Dam Authority Revenue,
                              6.25%, 2011                                    $   2,899,890
 4,700,000     AAA/Aaa      McGee Creek Authority Water Revenue,
                              6.0%, 2023                                         5,359,175
 5,300,000     A+/A1        Oklahoma State Turnpike Authority Revenue,
                              6.125%, 2020                                       5,691,405
                                                                             -------------
                                                                             $  13,950,470
                                                                             -------------
                            Oregon - 1.3%
   550,000     AAA/Aaa      Portland International Airport Revenue,
                              6.75%, 2015                                    $     597,163
 1,000,000     A+/A1        Portland Sewer System, Series A,
                              6.2%, 2012                                         1,111,110
   390,000     A/A1         Washington County Unified Sewer Agency
                              Revenue, 6.2%, 2010                                  428,431
 2,860,000     A/NR         Washington County Unified Sewer Agency
                              Revenue, 6.2%, Prerefunded 2004*                   3,175,572
                                                                             -------------
                                                                             $   5,312,276
                                                                             -------------
                            Pennsylvania - 2.9%
 3,000,000     AAA/Aaa      Allegheny County Sanitary Authority Revenue,
                              5.375%, 2024                                   $   3,043,380
 1,300,000     AAA/Aaa      Lycoming County General Obligation,
                              5.8%, 2022                                         1,377,051
 1,000,000     AA/Aa        New Kingston School District, 5.5%, 2017             1,031,700
 2,500,000     A/A1         Pennsylvania State Turnpike Commission
                              Revenue, 6.5%, 2013                                2,724,325
 1,000,000     AAA/Aaa      Pennsylvania Transportation Authority,
                              5.375%, 2022                                       1,013,760
 1,100,000     AA/Aa3       Philadelphia Authority For Industrial
                              Development Revenue, 5.0%, 2027                    1,071,840
 2,000,000     AAA/NR       Wallingford-Swarthmore General Obligation,
                              Series A, 5.25%, 2017                              2,019,040
                                                                             -------------
                                                                             $  12,281,096
                                                                             -------------
                            Rhode Island - 0.2%
   945,000     AA+/Aa       Rhode Island Housing & Mortgage Finance,
                              6.75%, 2017                                    $   1,009,477
                                                                             -------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            South Carolina - 4.3%
$1,790,000     AAA/Aaa      Beaufort Water & Sewer Revenue, 6.5%, 2013       $   1,954,250
 2,400,000     A/A1         Fairfield County Pollution Control, 6.5%, 2014       2,631,600
 1,250,000     AAA/Aaa      South Carolina Grand Strand Water & Sewer
                              Authority, 6.375%, 2012                            1,455,938
10,000,000     AAA/Aaa      South Carolina Public Service Authority
                              Revenue, 6.625%, Prerefunded, 2002*               11,164,000
   750,000     NR/Aa        South Carolina State Housing Finance &
                              Development Authority Revenue, 6.2%, 2009            787,860
                                                                             -------------
                                                                             $  17,993,648
                                                                             -------------
                            South Dakota - 0.7%
 1,235,000     NR/A1        South Dakota Conservancy District Revenue,
                              Series A, 5.625%, 2017                         $   1,265,727
 1,255,000     AAA/Aaa      South Dakota State Lease Revenue,
                               Series B, 8.0%, 2005                              1,538,592
                                                                             -------------
                                                                             $   2,804,319
                                                                             -------------
                            Tennessee - 1.5%
 1,300,000     AAA/Aaa      Madison Suburban Utility District, 5.0%, 2019    $   1,278,316
 1,000,000     AAA/Aaa      Metropolitan Government Nashville & Davidson
                              County Sports Authority, 5.75%, 2017               1,061,560
 1,565,000     AAA/Aaa      Metropolitan Government Nashville & Davidson
                              County Water & Sewer Authority, 6.0%, 2007         1,749,435
 2,000,000     AA+/Aa2      Shelby County General Obligation, 6.0%, 2019         2,154,340
                                                                             -------------
                                                                             $   6,243,651
                                                                             -------------
                            Texas - 8.4%
 2,145,000     NR/AAA       Castleberry Independent School District
                              General Obligation, 5.7%, 2021                 $   2,227,690
 2,310,000     AAA/Aaa      Clear Creek Independent School District
                              General Obligation, 7.0%, 2010                     1,283,944
 1,305,000     NR/Aaa       Comal Independent School District General
                              Obligation, 7.0%, 2007                             1,529,760
 1,500,000     NR/A         Houston, Texas Housing Authority, 8.0%, 2014         1,652,790
 2,050,000     AA/Aa        Keller Independent School District General
                              Obligation, 0%, 2010                               1,109,973
 2,000,000     AAA/NR       Kingsbridge Utility Systems Revenue,
                              5.375%, 2015                                       2,030,640
 2,350,000     AAA/Aaa      Nueces River Authority Water Supply
                              Revenues, 5.5%, 2027                               2,424,965
 1,595,000     AAA/Aaa      Port Lavaca Utility Systems Revenue,
                              5.75%, 2022                                        1,673,330


16   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Texas - (continued)
$3,500,000     AAA/Aaa      San Antonio, Texas Water Revenue,
                              5.6%, 2021                                     $   3,639,370
 3,000,000     AAA/Aaa      Texas Public Finance Authority Building
                              Revenue, 0%, 2007                                  1,974,240
 5,500,000     AAA/Aaa      Texas Public Finance Authority Building
                              Revenue, 0%, 2008                                  3,436,125
 2,750,000     AAA/Aaa      Texas Public Finance Authority Building
                              Revenue, 0%, 2010                                  1,528,505
 1,400,000     AA/Aa        Texas State General Obligation, 6.125%, 2008         1,493,072
 8,750,000     AAA/Aa1      Texas State Turnpike Authority, 5.25%, 2023          8,756,738
                                                                             -------------
                                                                             $  34,761,142
                                                                             -------------
                            Utah - 3.0%
 2,500,000     AAA/Aaa      St. George Water Revenue,
                              5.85%, 2020                                    $   2,647,550
   505,000     NR/Aa        Utah Housing Finance Agency Revenue,
                              5.95%, 2011+                                         527,639
 1,270,000     AA/Aa        Utah Intermountain Power Agency Revenue,
                              5.0%, 2016                                         1,225,423
 3,010,000     A+/Aa        Utah Intermountain Power Agency Revenue,
                              5.0%, 2018                                         2,894,296
 3,480,000     AA/NR        Weber County Municipal Building Authority
                              Revenue, 5.75%, 2019                               3,575,422
 1,250,000     AAA/NR       White County General Obligation, 5.85%, 2026         1,324,875
   455,000     AAA/NR       White County Water Revenue, 5.9%, 2022                 484,579
                                                                             -------------
                                                                             $  12,679,784
                                                                             -------------
                            Virginia - 3.2%
 1,000,000     AA1/NR       Arlington County Industrial Development
                              Revenue, 5.45%, 2027                           $   1,028,420
   750,000     AAA/Aaa      Chesapeake Industrial Development Authority,
                              5.25%, 2017                                          755,093
 1,750,000     A+/A1        Chesapeake Water & Sewer System Revenue,
                              6.5%, 2012                                         1,910,055
 4,685,000     A+/A1        Chesapeake Water & Sewer System Revenue,
                              6.4%, 2017                                         5,023,398
 1,750,000     NR/A         Harrisonburg Redevelopment & Housing
                              Authority Revenue, 6.5%, 2014                      1,836,800
 2,500,000     AA2/AA       Norfolk Virginia Industrial Development
                              Revenue, 5.625%, 2017                              2,598,675
                                                                             -------------
                                                                             $  13,152,441
                                                                             -------------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                            Value
                            Washington - 4.1%
$2,820,000     AAA/Aaa      Clark County Public Utility District #1 Water
                              Revenue, 5.5%, 2015                            $   2,923,268
 1,655,000     AA+/AA1      King County General Obligation, 6.625%, 2015         1,906,014
 1,000,000     NR/Aaa       King & Snohomish Counties, Washington
                              School District, 5.75%, 2014                       1,065,370
 3,500,000     A+/Aaa       Snohomish County Public Utility District
                              Revenue, 6.8%, Prerefunded, 2020*                  4,347,840
 2,250,000     AAA/Aaa      Snohomish County School District General
                              Obligation, 5.7%, 2011                             2,475,405
 4,000,000     AA/Aa        Washington State Public Power Supply System
                              Revenue, 6.5%, 2015                                4,429,600
                                                                             -------------
                                                                             $  17,147,497
                                                                             -------------
                            West Virginia - 0.3%
 1,000,000     A+/Aa1       West Virginia State Housing Development,
                              7.05%, 2024                                    $   1,064,780
                                                                             -------------
                            Wisconsin - 1.4%
 1,430,000     AAA/Aaa      Adams-Friendship School District, 6.5%, 2016     $   1,687,128
 3,600,000     AA+/Aa2      Milwaukee Local District Heating Facility
                              Revenue, 6.85%, 2021                               3,929,940
                                                                             -------------
                                                                             $   5,617,068
                                                                             -------------
                            Wyoming - 2.5%
 9,750,000     AA/Aa        Wyoming Community Development Authority
                              Revenue, Series B, 7.05%, 2033                 $  10,365,810
                                                                             -------------

               TOTAL INVESTMENT IN TAX-EXEMPT OBLIGATIONS
               (Cost $381,219,460) (a)                                       $ 414,600,475
                                                                             -------------

               TAX-EXEMPT MONEY MARKET MUTUAL FUND - 0.1%
   425,279     Lehman Brothers Munifund                                      $     425,279
                                                                             -------------

               TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
               (Cost $425,279)                                               $     425,279
                                                                             -------------

               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $381,644,739) (b)                                       $ 415,025,754
                                                                             =============


18  The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

+   A portion of the bond was called on January 1, 1998.

* Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

NR Not rated.

(a) The concentration of investments by type of obligation / market sector is as follows:

         General Obligation                          8.9%
         Escrowed in U.S. Government Securities      7.1
         Revenue Bonds:
            Education Revenue                       10.8
            Water & Sewer Revenue                   14.3
            Hospital Revenue                         5.2
            Housing Revenue                          8.0
            Pollution Control Revenue                9.2
            Power Revenue                           11.8
            Transportation Revenue                   7.5
            Other                                   17.2

(b) At December 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $381,644,739 was as follows:

         Aggregate gross unrealized gain for all
             investments in which there is an excess of
             value over tax cost                                  $  33,381,015

         Aggregate gross unrealized loss for all
             investments in which there is an
             excess of tax cost over value                                   --
                                                                  -------------
         Net unrealized gain                                      $  33,381,015
                                                                  =============

Purchase and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 aggregated $93,427,811 and $138,223,491, respectively.


The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/97
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value
      (including temporary cash
      investment of $425,279) (cost $381,644,739)                 $ 415,025,754
   Receivables -
      Fund shares sold                                                  217,287
      Interest                                                        6,946,017
   Other                                                                 46,011
                                                                  -------------
         Total assets                                             $ 422,235,069
                                                                  -------------

LIABILITIES:
   Payables -
      Fund shares repurchased                                     $      87,038
      Dividends                                                         480,019
   Due to affiliates                                                    493,104
   Accrued expenses                                                      87,696
                                                                  -------------
         Total liabilities                                        $   1,147,857
                                                                  -------------

NET ASSETS:
   Paid-in capital                                                $ 387,708,414
   Accumulated net realized loss on investments                          (2,217)
   Net unrealized gain on investments                                33,381,015
                                                                  -------------
         Total net assets                                         $ 421,087,212
                                                                  =============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $413,856,196/34,002,418 shares)              $       12.17
                                                                  =============
   Class B (based on $5,588,385/462,174 shares)                   $       12.09
                                                                  =============
   Class C (based on $1,642,631/135,697 shares)                   $       12.11
                                                                  =============
MAXIMUM OFFERING PRICE:
   Class A                                                        $       12.74
                                                                  =============


20   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/97

INVESTMENT INCOME:
   Interest                                                              $ 24,819,037
                                                                         ------------
EXPENSES:
   Management fees                                       $ 2,063,785
   Transfer agent fees
      Class A                                                475,795
      Class B                                                  5,647
      Class C                                                  1,256
   Distribution fees
      Class A                                              1,052,278
      Class B                                                 50,451
      Class C                                                  9,515
   Accounting                                                 95,345
   Custodian fees                                             60,112
   Registration fees                                          53,050
   Professional fees                                          70,422
   Printing                                                   19,003
   Fees and expenses of nonaffiliated trustees                20,672
   Miscellaneous                                              55,561
                                                         -----------
      Total expenses                                                     $  4,032,892
      Less fees paid indirectly                                               (82,267)
                                                                         ------------
      Net expenses                                                       $  3,950,625
                                                                         ------------
         Net investment income                                           $ 20,868,412
                                                                         ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                      $  5,728,646
   Change in net unrealized gain on investments                             9,973,302
                                                                         ------------
      Net gain on investments                                            $ 15,701,948
                                                                         ------------
      Net increase in net assets resulting from operations               $ 36,570,360
                                                                         ============

 The accompanying notes are an integral part of these financial statements.  21

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 12/31/97 and 12/31/96

                                                              Year Ended      Year Ended
FROM OPERATIONS:                                               12/31/97        12/31/96
Net investment income                                       $  20,868,412   $  23,614,361
Net realized gain on investments                                5,728,646       7,202,137
Change in net unrealized gain on investments                    9,973,302     (15,506,855)
                                                            -------------   -------------
      Net increase in net assets resulting from operations  $  36,570,360   $  15,309,643
                                                            -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A ($0.59 and $0.62 per share, respectively)        $ (20,562,056)  $ (23,535,318)
   Class B ($0.49 and $0.53 per share, respectively)             (207,988)       (150,311)
   Class C ($0.49 and $0.49 per share, respectively)              (38,610)        (10,503)
In excess of net investment income
   Class A ($0.00 and $0.00 per share, respectively)                   --         (25,684)
   Class B ($0.00 and $0.02 per share, respectively)                   --          (2,502)
   Class C ($0.00 and $0.01 per share, respectively)                   --            (387)
Net realized gain
   Class A ($0.24 and $0.19 per share, respectively)           (8,029,783)     (7,100,936)
   Class B ($0.24 and $0.19 per share, respectively)             (108,291)        (65,933)
   Class C ($0.24 and $0.19 per share, respectively)              (32,012)         (5,475)
                                                            -------------   -------------
      Total distributions to shareholders                   $ (28,978,740)  $ (30,897,049)
                                                            -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  37,149,298   $  35,328,631
Reinvestment of distributions                                  21,258,845      22,894,661
Cost of shares repurchased                                    (91,820,025)    (74,380,885)
                                                            -------------   -------------
   Net decrease in net assets resulting from
      fund share transactions                               $ (33,411,882)  $ (16,157,593)
                                                            -------------   -------------
   Net decrease in net assets                               $ (25,820,262)  $ (31,744,999)
NET ASSETS:
Beginning of year                                             446,907,474     478,652,473
                                                            -------------   -------------
End of year (including accumulated undistributed
   net investment income of $0 and $0, respectively)        $ 421,087,212   $ 446,907,474
                                                            =============   =============

CLASS A                             `97 Shares     `97 Amount   `96 Shares     `96 Amount
Shares sold                          2,922,958   $ 34,002,852    2,624,795   $ 31,528,578
Reinvestment of distributions        1,653,875     20,992,773    1,900,488     22,723,038
Less shares repurchased             (7,521,806)   (90,352,716)  (6,137,421)   (73,605,519)
                                    ----------   ------------   ----------   ------------
   Net decrease                     (2,944,973)  $(35,357,091)  (1,612,138)  $(19,353,903)
                                    ==========   ============   ==========   ============
CLASS B
Shares sold                            161,072   $  1,928,069      286,510   $  3,418,543
Reinvestment of distributions           17,761        213,098       13,070        155,278
Less shares repurchased               (119,956)    (1,440,745)     (64,400)      (766,599)
                                    ----------   ------------   ----------   ------------
   Net increase                         58,877   $    700,422      235,180   $  2,807,222
                                    ==========   ============   ==========   ============
CLASS C*
Shares sold                            101,254   $  1,218,377       31,562   $    381,510
Reinvestment of distributions            4,406         52,974        1,380         16,345
Less shares repurchased                 (2,176)       (26,564)        (729)        (8,767)
                                    ----------   ------------   ----------   ------------
   Net increase                        103,484   $  1,244,787       32,213   $    389,088
                                    ==========   ============   ==========   ============

* Class C shares were first publicly offered on January 31, 1996


22   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
-----------------------------------------------------------------------------------------------------------------------------

                                                            Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
CLASS A                                                       12/31/97      12/31/96      12/31/95      12/31/94    12/31/93(a)

Net asset value, beginning of year                           $   11.96     $   12.36     $   11.24     $   12.68    $   12.08
                                                             ---------     ---------     ---------     ---------    ---------
Increase (decrease) from investment operations:
   Net investment income                                     $    0.59     $    0.62     $    0.64     $    0.64    $    0.67
   Net realized and unrealized gain (loss) on investments         0.45         (0.21)         1.21         (1.44)        0.87
                                                             ---------     ---------     ---------     ---------    ---------
         Net increase (decrease) from investment operations  $    1.04     $    0.41     $    1.85     $   (0.80)   $    1.54
Distributions to shareholders:
   Net investment income                                         (0.59)        (0.62)        (0.64)        (0.64)       (0.67)
   Net realized gain                                             (0.24)        (0.19)        (0.09)           --        (0.27)
                                                             ---------     ---------     ---------     ---------    ---------
Net increase (decrease) in net asset value                   $    0.21     $   (0.40)    $    1.12     $   (1.44)   $    0.60
                                                             ---------     ---------     ---------     ---------    ---------
Net asset value, end of year                                 $   12.17     $   11.96     $   12.36     $   11.24    $   12.68
                                                             =========     =========     =========     =========    =========
Total return*                                                     8.94%         3.57%        16.84%        (6.38)%      12.98%
Ratio of net expenses to average net assets                       0.93%+        0.92%+        0.91%+        0.91%        0.86%
Ratio of net investment income to average net assets              4.87%+        5.16%+        5.37%+        5.37%        5.37%
Portfolio turnover rate                                             22%           44%           35%           55%          58%
Net assets, end of year (in thousands)                       $ 413,856     $ 441,733     $ 476,584     $ 452,661    $ 532,491
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                   0.91%         0.90%         0.89%           --           --
   Net investment income                                          4.89%         5.18%         5.39%           --           --

(a) Prior to assumption of the management agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Management Company.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Tax-Free Income Fund

------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
------------------------------------------------------------------------------------------

                                                    Year Ended    Year Ended    4/28/95 to
CLASS B                                               12/31/97      12/31/96      12/31/95
Net asset value, beginning of period                 $   11.88     $   12.31     $   11.81
                                                     ---------     ---------     ---------
Increase (decrease) from investment operations:
   Net investment income                             $    0.50     $    0.53     $    0.35
   Net realized and unrealized gain
     (loss) on investments                                0.44         (0.22)         0.58
                                                     ---------     ---------     ---------
      Net increase from investment operations        $    0.94     $    0.31     $    0.93
Distributions to shareholders:
   Net investment income                                 (0.49)        (0.53)        (0.34)
   In excess of net investment income                       --         (0.02)           --
   Net realized gain                                     (0.24)        (0.19)        (0.09)
                                                     ---------     ---------     ---------
Net increase (decrease) in net asset value           $    0.21     $   (0.43)    $    0.50
                                                     ---------     ---------     ---------
Net asset value, end of period                       $   12.09     $   11.88     $   12.31
                                                     =========     =========     =========
Total return*                                             8.16%         2.66%         7.94%
Ratio of net expenses to average net assets               1.68%+        1.67%+        1.72%**+
Ratio of net investment income to
   average net assets                                     4.12%+        4.38%+        4.38%**+
Portfolio turnover rate                                     22%           44%           35%
Net assets, end of period (in thousands)             $   5,588     $   4,792     $   2,069
Ratios assuming reduction for fees paid
   indirectly:
   Net expenses                                           1.66%         1.65%         1.65%**
   Net investment income                                  4.14%         4.40%         4.45%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


24   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                               Year Ended      1/31/96 to
CLASS C                                                          12/31/97        12/31/96
Net asset value, beginning of period                            $   11.88       $   12.32
                                                                ---------       ---------
Increase (decrease) from investment operations:
   Net investment income                                        $    0.49       $    0.49
   Net realized and unrealized gain (loss) on
      investments                                                    0.47           (0.24)
                                                                ---------       ---------
      Net increase from investment operations                   $    0.96       $    0.25
Distributions to shareholders:
   Net investment income                                            (0.49)          (0.49)
   In excess of net investment income                                   -           (0.01)
   Net realized gain                                                (0.24)          (0.19)
                                                                ---------       ---------
Net increase (decrease) in net asset value                      $    0.23       $   (0.44)
                                                                ---------       ---------
Net asset value, end of period                                  $   12.11       $   11.88
                                                                =========       =========
Total return*                                                        8.32%           2.19%
Ratio of net expenses to average net assets                          1.70%+          1.71%**+
Ratio of net investment income to average net assets                 4.04%+          4.34%**+
Portfolio turnover rate                                                22%             44%
Net assets, end of period (in thousands)                        $   1,643       $     383
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                      1.67%           1.69%**
   Net investment income                                             4.07%           4.36%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   25

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. The shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 1997, the Fund reclassified $59,758 and $113,545 from accumulated undistributed net investment income and paid-in capital, respectively, to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $5,067,940 as a capital gain dividend for the purposes of the dividend paid deduction. Of this amount, $1,659,676 and $3,408,264 are subject to the maximum 28% and 20% federal income tax rates, respectively.

   In order to comply with federal income tax regulations, the Fund has designated $20,799,469 as tax-exempt interest dividends. For pur-poses of the dividends exclusion, none of the distributions per share qualify for the exclusion.

C. Fund Shares

   The Fund records sales and repurchases of shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $50,526 in underwriting commissions on the sale of fund shares

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97 (continued)
--------------------------------------------------------------------------------

   during the year ended December 31, 1997.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1997, $186,896 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $39,034 in transfer agent fees payable to PSC at December 31, 1997.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $267,174 in distribution fees payable to PFD at December 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1997, CDSCs in the amount of $24,904 were paid to PFD.

5. Expense Reductions

The Fund has entered into certain expense offset arrangements result-ing in a reduction in the Fund's total expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $82,267 under such arrangements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Tax-Free Income Fund:

We have audited the accompanying balance sheet of Pioneer Tax-Free Income Fund, including the schedule of investments, as of December 31, 1997, and the related statement of operations, and the statements of changes in net assets for the periods presented and financial highlights for each of the four years ended December 31, 1997. These financial statements and financial highlights are the respon- si bility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Free Income Fund as of December 31, 1997, the results of its operations and the changes in its net assets for the periods presented and financial highlights for each of the four years ended December 31, 1997, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 2, 1998

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

   Trustees                        Officers
   John F. Cogan, Jr.              John F. Cogan, Jr., Chairman and President
   Mary K. Bush                    David D. Tripple, Executive Vice President
   Richard H. Egdahl, M.D.         Mark L. Winter, Vice President
   Margaret B.W. Graham            William H. Keough, Treasurer
   John W. Kendrick                Joseph P. Barri, Secretary
   Marguerite A. Piret
   David D. Tripple
   Stephen K. West
   John Winthrop

   Investment Adviser
   Pioneering Management Corporation

   Custodian
   Brown Brothers Harriman & Co.

   Independent Public Accountants
   Arthur Andersen LLP

   Principal Underwriter
   Pioneer Funds Distributor, Inc.

   Legal Counsel
   Hale and Dorr LLP

   Shareowner Services and Transfer Agent
   Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

  Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

  FactFone(SM)

  Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

  9O-Day Reinstatement Privilege (for Class A Shares)

  Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

  Investomatic Plan

  An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

 Payroll Investment Program (PIP)

 Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Automatic Exchange Program

  A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

  Directed Dividends

  Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distri butions are not eligible at this time.)

  Direct Deposit

  Lets you move money into your bank account using electronic funds transfer
  (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

  Systematic Withdrawal Plan (SWP)

  Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PROGRAMS FROM PIONEER
--------------------------------------------------------------------------------

  Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

  Individual Retirement Account (IRA)

  An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

  Roth IRA

  The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

  401(k) Plan

  The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

  SIMPLE (Savings Incentive Match PLan for Employees)
  401(k) or IRA Plan

  Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  403(b) Plan

  Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

  Simplified Employee Pension Plan (SEP)

  SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

  Profit Sharing Plan

  Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

  Age-Weighted Profit Sharing Plan

  Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

  Money Purchase Pension Plan (MPP)

  Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions -- up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

  Growth Funds                          Income Funds
  Global/International                  Taxable
  Pioneer Emerging Markets Fund         Pioneer America Income Trust
  Pioneer Europe Fund                   Pioneer Bond Fund
  Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
  Pioneer India Fund
  Pioneer International Growth Fund     Tax-Exempt
  Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                        Pioneer Tax-Free Income Fund
  United States
  Pioneer Capital Growth Fund           Money Market Fund
  Pioneer Growth Shares                 Pioneer Cash Reserves Fund
  Pioneer Micro-Cap Fund*
  Pioneer Mid-Cap Fund
  Pioneer Small Company Fund

  Growth and Income Funds
  Pioneer Balanced Fund
  Pioneer Equity-Income Fund
  Pioneer Fund
  Pioneer Real Estate Shares
  Pioneer II

  *0ffers Class A and B Shares only

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   Call us for:

   Account Information, including existing accounts,
   new accounts, propectuses, applications
   and service forms                                           1-800-225-6292

   FactFone(SM) for automated fund yields, prices,
   account information and transactions                        1-800-225-4321

   Retirement plans information                                1-800-622-0176

   Telecommunications Device for the Deaf (TDD)                1-800-225-1997

   Write to us:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   Our toll-free fax                                           1-800-225-4240

   Our Internet e-mail address                           ask.pioneer@piog.com
   (for general questions about Pioneer only)

   Visit our web site:                                   www.pioneerfunds.com

   This report must be preceded or accompanied by a current Fund prospectus.

[LOGO]   Pioneer Funds Distributor, Inc.         0298-4808
         60 State Street                  (C)    Pioneer Funds Distributor, Inc.
         Boston, Massachusetts  02109     [LOGO] Printed on Recycled Paper
         www.pioneerfunds.com